UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): November 6, 2009

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2009, Repros Therapeutics Inc. (the “Company”) received notification from The NASDAQ Stock Market that it has not regained compliance with NASDAQ Listing Rules 5450(b)(2)(A) or 5450(b)(3)(A) and, unless the Company appeals The NASDAQ Stock Market’s determination, its securities will be delisted from the NASDAQ Global Market.  The Company intends to appeal such determination to delist its securities or, alternatively, to request to have its securities moved to the NASDAQ Capital Market.  There can be no assurance that either of these strategies will be successful.

A copy of the Company’s press release announcing receipt of such notice from the NASDAQ Stock Market is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release dated November 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: November 9, 2009	By:	/s/ Joseph S. Podolski
Joseph S. Podolski
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated November 9, 2009